Exhibit 99.1

NextNav Announces Acquisition of Nestwave

Nestwave’s Leading Software to Optimize the Use of NextNav’s 900MHz Spectrum Nationwide

Decreases NextNav’s TerraPoiNT Deployment Costs By Approximately 75%

Accelerates Deployment of NextNav’s TerraPoiNT System to Provide GPS Back-up and Resilient Position, Navigation and Timing Capability in the US and Worldwide

NextNav to Host a Prerecorded Conference Call at 8:30 AM ET

MCLEAN, Va., November 2, 2022 – NextNav Inc. (NASDAQ: NN) (“NextNav” or the “Company”), a leader in next generation GPS and 3D geolocation, today announced that it acquired Nestwave SAS (“Nestwave”), a privately held global leader in low-power geolocation, for an enterprise value of $18.0 million with a gross consideration value of $19.3 million, consisting of $4.3 million in cash and $15.0 million in NextNav common stock. The transaction closed on October 31, 2022.

Based in Neuilly-sur-Seine, France, Nestwave provides advanced geolocation solutions to Internet of Things (“IoT”) modem and digital signal processor vendors and end IoT users. The combination of NextNav’s technology with Nestwave’s LTE/5G capabilities will allow NextNav to intelligently combine signals from existing terrestrial LTE/5G networks with its own highly synchronized TerraPoiNT system to deliver near nationwide resilient 3D position, navigation and timing (“PNT”) capabilities which will contribute to dramatically lower deployment costs. The Company expects to reduce its deployment costs by approximately 75% or in excess of $250 million, along with a commensurate reduction in associated network OpEx costs, enabling it to serve the crucial markets of timing for critical infrastructure, aviation, automotive, IOT and other mass market applications sooner.

“The acquisition of Nestwave presents a unique opportunity for NextNav to optimize further the use of its existing spectrum bandwidth, while contributing to a drastic decrease of our TerraPoiNT system’s future capital and operating expenditures,” said Ganesh Pattabiraman, NextNav Co-founder and CEO. “By leveraging Nestwave’s unique technology and ambient LTE/5G waveform, NextNav can gain significant spectral efficiency, accelerate the availability of resilient PNT and release the underlying spectrum’s capacity for additional data-oriented services. An LTE/5G waveform also enables broader penetration of NextNav’s applications and technology across the handset and device ecosystem for all of its products and target markets.”

Mr. Pattabiraman continued, “Nestwave brings not only a physical presence in Europe, but also a team of professionals who have established strong relationships with European Union representatives that will be beneficial as we continue active conversations with government officials in the US, Europe and globally over GPS/GNSS resilience. The transaction is not expected to materially increase the Company’s operational cash burn, and the lowered capital requirements will enable us to quickly scale our GPS resiliency capabilities in both the US and global markets sooner than previously anticipated.”

Strategic Benefits of the Transaction

  Significant Spectral Efficiency: Nestwave’s unique LTE/5G technologies will allow NextNav to optimize further the use of its 900MHz spectrum asset (2.4 billion MHz-Pops nationwide) for both existing and new services.

  Reduction in Future CapEx Deployment and Network OpEx Costs: Leveraging signals from existing terrestrial LTE/5G networks will contribute to a dramatic decrease in TerraPoiNT’s expected capital expenditure deployment costs by approximately 75% reduction or in excess of $250 million, along with a commensurate reduction in associated network OpEx costs.

  Accelerates Availability of Resilient PNT Capability Domestically and Globally: Leveraging existing infrastructure and combining with NextNav’s TerraPoiNT system accelerates deployment of near nationwide and global resilient PNT capability and improved access to LTE/5G handsets and devices, including through a software upgrade.

  Improved Presence in European Markets: Nestwave’s French-based operations and relationships provide NextNav a stronger presence in the European market.
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Organization and Leadership

Following close, Nestwave will adopt NextNav’s name and be integrated into existing TerraPoiNT engineering and technology efforts, with all Nestwave employees remaining with the Company. Nestwave CEO, Ambroise Popper, will continue to serve as Vice President and General Manager in France and become a member of NextNav’s executive leadership team, while Nestwave CTO and Founder, Rabih Chrabieh will serve as Vice President of Engineering.

“The Nestwave team and I are thrilled to be joining NextNav to support the build out of next-generation GPS and 3D geolocation solutions,” said Ambroise Popper, Nestwave CEO. “Nestwave invested significant resources advancing our unique approach to IoT positioning and by merging with NextNav we are able to capture the clear synergies of both companies’ technologies. NextNav’s access to the US and other international markets complements our presence in Europe and will allow the combined company to accelerate our common vision of creating the next generation of GPS.”

Terms of the Transaction

NextNav acquired Nestwave for an enterprise value of $18.0 million and gross consideration value of $19.3 million, consisting of $4.3 million in cash and $15.0 million in NextNav’s common stock. The transaction resulted in the issuance of 4.0 million shares of NextNav common stock upon close, and up to 1.1 million shares of common stock upon exercise of certain Nestwave employee options. All such shares are subject to a lock-up expiring on the first anniversary of transaction close.

The transaction formally closed on October 31, 2022.

Conference Call and Webcast Information:

NextNav has posted a pre-recorded conference call this morning to discuss the announcement. The webcast of the conference call can be accessed on the investor relations section of the company's website at https://ir.nextnav.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to NextNav’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements about NextNav’s position to drive growth in its 3D geolocation business and expansion of its next generation GPS platform, the business plans, objectives, expectations and intentions of NextNav, NextNav’s partnerships and the potential success thereof and NextNav’s estimated and future business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on NextNav’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside NextNav’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the ability of NextNav to continue to gain traction in key markets and with notable platforms and partners, both within the U.S. and internationally; (2) the ability of NextNav to grow and manage growth profitably, maintain relationships with partners, customers and suppliers, including with respect to NextNav’s Pinnacle 911 solution and its TerraPoiNT network, and the ability to retain its management and key employees; (3) the ability of NextNav to maintain balance sheet flexibility and generate and effectively deploy capital in line with its business strategies; (4) the possibility that NextNav may be adversely affected by other economic, business and/or competitive factors (including the impacts of the ongoing COVID-19 coronavirus pandemic); and (5) other risks and uncertainties indicated from time to time in other documents filed with the Securities and Exchange Commission by NextNav. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and NextNav undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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About NextNav Inc.

NextNav Inc. (Nasdaq: NN) is a leader in next generation GPS, enabling a whole new ecosystem of applications and services that rely upon vertical location and resilient geolocation technology. The Company's Pinnacle network delivers highly accurate vertical positioning to transform location services, reflecting the 3D world around us and supporting innovative, new capabilities. NextNav's TerraPoiNT network delivers accurate, reliable, and resilient 3D positioning, navigation and timing (PNT) services to support critical infrastructure and other GPS-reliant systems in the absence or failure of GPS.

For more information, please visit https://nextnav.com/ or follow NextNav on Twitter or LinkedIn.

Contacts:

NextNav:

Investors:

Erica Bartsch

Sloane & Company

ebartsch@sloanepr.com

Media:

Gillian Smith

NextNav

media@nextnav.com